UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2017

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2016

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2016 ($3.71)[1]	6.47%
Current Monthly Distribution per Common Share[2]	$0.02
Current Annualized Distribution per Common Share[2]	$0.24
Economic Leverage as of August 31, 2016[3]	21%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

Performance and Portfolio Management Commentary

Returns for the six months ended August 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
DSU[1,2]	15.53%	11.30%
Lipper High Yield Funds (Leveraged)[3]	23.37%	18.28%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The Fund generally invests about 50% of its assets in high yield bonds and about 50% in floating rate loan interests (bank loans). The high yield and bank loan markets generated strong returns during the six-month period as credit assets recovered from their early 2016 slump. The most significant developments over the period included a recovery in commodity-related assets, and a strong bid for credit assets globally. As such, the most notable drivers of performance included names in the commodity complex, specifically the independent energy and metals & mining sectors. Exposure to the technology sector also contributed.

•	Convertible bond exposures detracted from returns during the period.

Describe recent portfolio activity.

•

The Fund gradually increased its risk level over the period as volatility subsided and risk markets started to stabilize. When markets began their ascent in mid-February, the Fund began to add risk, transitioning to a market-neutral risk position. While the Fund added risk, it did so at a relatively measured pace, focusing on quality and consistent cash flow credit stories where balance sheets and asset coverage were strong. The Fund remained underweight to the distressed segments of the market (with higher yields and greater downside risk), although those segments have been among the top performers in 2016. The Fund increased its exposure to commodity-related risk by adding to names within the metals & mining and independent energy sectors, while decreasing risk within the pharmaceuticals and retailers sectors.

Describe portfolio positioning at period end.

•

The Fund held a majority of its assets in B-rated credits, followed by BB-rated issuers. The Fund had exposure to CCC-rated issuers but continued to avoid the lower-rated, riskier areas of that segment. Top issuer positions included Level 3 (wirelines), First Data (technology) and Altice/Numericable (cable & satellite). Issuer selection remained centered on favorable cash flows, identification of a specific catalyst for price improvement, and/or idiosyncratic characteristics. The Fund continued to hold the majority of its assets in high yield bonds and bank loans, with the remainder in collateralized loan obligations, investment grade credit, equity and hybrid securities (convertibles and preferreds).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Market Price and Net Asset Value Per Share Summary
	8/31/16	2/29/16	Change	High	Low
Market Price	$3.71	$3.32	11.75%	$3.73	$3.31
Net Asset Value	$4.08	$3.79	7.65%	$4.09	$3.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/16		2/29/16
Corporate Bonds	49%		45%
Floating Rate Loan Interests	46		49
Asset-Backed Securities	2		3
Investment Companies	2		2
Short-Term Securities	—	[1]	1
Other Interests[1]	—		—
Common Stocks[1]	—		—
Other[2]	1		—

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Options Purchased, Preferred Securities and Warrants.

Credit Quality Allocation[3,4]	8/31/16	2/29/16
BBB/Baa	14%	9%
BB/Ba	45	43
B	29	37
CCC/Caa	6	5
N/R	6	6

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Short-Term Securities.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having values not less than the value of the Fund’s obligations under a TOB Trust (including accrued interest), reverse repurchase agreement (including accrued interest) or treasury roll transaction, then such transaction would not considered a senior security and would not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments August 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		557,488	$16,725
GEO Specialty Chemicals, Inc. (a)(b)		481,806	14,454
LyondellBasell Industries NV, Class A		26	2,051

			33,230
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)		1,075,282,733	365,596
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	6,548
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (a)		10,718	8,124
Media — 0.0%
Adelphia Communications Corp., Class A (a)		400,000	4
Adelphia Recovery Trust (a)		396,568	397

			401
Oil, Gas & Consumable Fuels — 0.0%
Denbury Resources, Inc.		37,600	113,652
Southcross Holdings LP		94	28,200
Whiting Petroleum Corp. (a)		12,582	91,723

			233,575
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	17,002
Specialty Retail — 0.0%
Things Remembered, Inc.		1,199,043	12
Total Common Stocks — 0.1%			664,488

Asset-Backed Securities	Par (000)
Asset-Backed Securities — 2.8%
ACAS CLO Ltd., Series 2015-1A, Class D, 4.33%, 4/18/27 (b)(d)	USD	280	269,937
ALM Loan Funding, Series 2013-7RA (b)(d):
Class C, 4.16%, 4/24/24		605	589,140
Class D, 5.71%, 4/24/24		1,150	1,076,543
ALM VII R-2, Ltd., Series 2013-7R2A, Class C, 4.16%, 4/24/24 (b)(d)		250	243,058
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26 (b)(d)		463	448,357
Anchorage Capital CLO Ltd., Series 2015-6A, Class E1, 5.58%, 4/15/27 (b)(d)		750	648,703
Apidos CDO, Series 2015-21A, Class C, 4.23%, 7/18/27 (b)(d)		250	231,234
Atlas Senior Loan Fund Ltd. (b)(d):
Series 2012-1A, Class B2L, 7.07%, 8/15/24		340	340,035

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Atlas Senior Loan Fund Ltd. (b)(d) (continued):
Series 2014-6A, Class D, 4.38%, 10/15/26	USD	1,240	$1,173,751
Atrium CDO Corp., Series 9A, Class D, 4.33%, 2/28/24 (b)(d)		1,300	1,267,843
BlueMountain CLO Ltd., Class E (b)(d):
Series 2014-4A, 6.13%, 11/30/26		250	229,375
Series 2015-2A, 6.03%, 7/18/27		250	216,281
Carlyle Global Market Strategies CLO Ltd. (b)(d):
Series 2012-4A, Class D, 5.20%, 1/20/25		900	900,084
Series 2013-1A, Class C, 4.82%, 2/14/25		250	248,868
Series 2015-2A, Class C, 4.48%, 4/27/27		250	244,823
Series 2015-2A, Class D, 6.03%, 4/27/27		1,000	894,420
CFIP CLO Ltd., Series 2013-1A, Class D, 4.45%, 4/20/24 (b)(d)		1,500	1,456,050
CIFC Funding Ltd., Series 2014-3A, Class D, 4.10%, 7/22/26 (b)(d)		250	230,803
Highbridge Loan Management Ltd., Series 6A-2015 (b)(d):
Class D, 4.43%, 5/05/27		300	281,481
Class E1, 6.23%, 5/05/27		1,250	1,093,442
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.67%, 8/15/22 (b)(d)		655	648,542
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.21%, 10/23/25 (b)(d)		555	525,541
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.57%, 11/14/25 (b)(d)		1,000	966,725
OZLM Funding Ltd., Series 2012-2A, Class C, 5.11%, 10/30/23 (b)(d)		500	499,960
OZLM IX Ltd., Series 2014-9A, Class C, 4.30%, 1/20/27 (b)(d)		750	709,094
OZLM VII Ltd., Series 2014-7A, Class C, 4.28%, 7/17/26 (b)(d)		500	470,271
OZLM XII Ltd., Series 2015-12A, Class C, 4.46%, 4/30/27 (b)(d)		340	315,542
Regatta Funding LP, Series 2013-2A, Class C, 4.68%, 1/15/25 (b)(d)		750	708,686
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.20%, 1/21/26 (b)(d)		500	482,847
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.13%, 4/15/26 (b)(d)		500	433,695
TICP CLO I Ltd., Series 2015-1A, Class D, 4.25%, 7/20/27 (b)(d)		250	233,445
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.77%, 11/14/22 (b)(d)		250	245,729
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.48%, 2/28/24 (b)(d)		250	241,969
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.53%, 4/15/27 (b)(d)		250	236,738
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.28%, 7/15/27 (b)(d)		500	459,122
Voya CLO Ltd., Series 2012-2AR, Class ER, 6.68%, 10/15/22 (b)(d)		1,250	1,236,600

Portfolio Abbreviations

ADS	American Depositary Shares	EUR	Euro	OTC	Over-the-Counter
CAD	Canadian Dollar	GBP	British Pound	PIK	Payment-In-Kind
CLO	Collateralized Loan Obligation	LOC	Letter of Credit	SGD	Singapore Dollar
DIP	Debtor-In-Possession	MSCI	Morgan Stanley Capital International	USD	U.S. Dollar
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	7

Consolidated Schedule of Investments (continued)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Webster Park CLO Ltd., Series 2015-1A (b)(d):
Class B1, 3.80%, 1/20/27	USD	500	$502,535
Class C, 4.75%, 1/20/27		500	498,240
Total Asset-Backed Securities — 2.8%			21,499,509

Corporate Bonds
Aerospace & Defense — 0.9%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (b)		167	129,008
Bombardier, Inc. (b):
6.00%, 10/15/22		321	303,345
6.13%, 1/15/23		245	230,300
7.50%, 3/15/25		977	928,150
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)		307	323,118
KLX, Inc., 5.88%, 12/01/22 (b)		480	503,760
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		100	109,550
TransDigm, Inc.:
6.00%, 7/15/22		2,095	2,178,800
6.50%, 7/15/24		1,191	1,235,662
6.38%, 6/15/26 (b)		682	695,640

			6,637,333
Air Freight & Logistics — 0.3%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	116,307
6.50%, 6/15/22 (b)	USD	1,520	1,578,900
6.13%, 9/01/23 (b)		629	646,297

			2,341,504
Airlines — 1.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		712	735,140
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		542	543,355
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		3,113	3,151,972
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,509,500
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		208	213,807
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,108	2,181,760
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		677	685,507

			10,021,041
Auto Components — 1.2%
Adient Global Holdings, Ltd., 4.88%, 8/15/26 (b)		574	581,892
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	175	201,818
Fiat Chrysler Finance Europe:
4.75%, 3/22/21		100	124,463
4.75%, 7/15/22		100	123,608
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	133	139,234
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		4,609	4,585,955

Corporate Bonds	Par (000)		Value
Auto Components (continued)
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (b)	USD	425	$448,375
Schaeffler Holding Finance BV (e):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	87	105,171
(6.25% Cash), 6.25%, 11/15/19 (b)	USD	738	765,675
(6.75% Cash), 6.75%, 11/15/22 (b)		2,121	2,343,821
(6.88% Cash), 6.88%, 8/15/18	EUR	107	122,194
Venture Holdings Co. LLC (a)(c):
12.00%, 7/01/49	USD	5,150	1
Series B, 9.50%, 7/01/05		5,125	1

			9,542,208
Banks — 0.9%
Allied Irish Banks PLC, 4.13%, 11/26/25 (d)	EUR	100	105,968
Banco Espirito Santo SA (a)(c):
2.63%, 5/08/17		100	25,655
4.75%, 1/15/18		200	51,311
4.00%, 1/21/19		100	25,655
Bankia SA, 4.00%, 5/22/24 (d)		300	333,543
CIT Group, Inc.:
5.00%, 5/15/17	USD	950	969,000
5.25%, 3/15/18		1,434	1,494,945
6.63%, 4/01/18 (b)		295	314,323
5.50%, 2/15/19 (b)		3,099	3,281,066
5.00%, 8/01/23		130	137,800
Commerzbank AG, 7.75%, 3/16/21	EUR	100	134,765
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		100	103,651
Lloyds Bank PLC, 11.88%, 12/16/21 (d)		12	13,821

			6,991,503
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	87	90,371
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	119,409

			209,780
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21		100	114,885
Building Products — 1.1%
American Builders & Contractors Supply Co., Inc. (b):
5.63%, 4/15/21	USD	210	217,875
5.75%, 12/15/23		415	438,862
Builders FirstSource, Inc., 5.63%, 9/01/24 (b)		423	430,403
Building Materials Corp. of America, 6.00%, 10/15/25 (b)		1,174	1,286,997
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		740	754,800
HeidelbergCement AG, 2.25%, 3/30/23	EUR	75	89,767
Masonite International Corp., 5.63%, 3/15/23 (b)	USD	579	613,740
Ply Gem Industries, Inc., 6.50%, 2/01/22		1,275	1,316,437
Standard Industries, Inc. (b):
5.13%, 2/15/21		274	289,413
5.50%, 2/15/23		453	480,746
USG Corp.:
9.50%, 1/15/18		980	1,073,100
5.88%, 11/01/21 (b)		1,233	1,293,109

			8,285,249
Capital Markets — 0.5%
American Capital Ltd., 6.50%, 9/15/18 (b)		1,070	1,089,153
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,453	1,467,489

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Capital Markets (continued)
E*Trade Financial Corp.:
5.38%, 11/15/22	USD	773	$830,009
Series A, 0.00%, 8/31/19 (f)(g)		100	253,932

			3,640,583
Chemicals — 1.8%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (b)		475	495,188
Chemours Co.:
6.63%, 5/15/23		993	953,280
7.00%, 5/15/25		548	524,367
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18		6,391	5,918,482
Huntsman International LLC:
5.13%, 4/15/21	EUR	100	119,911
5.13%, 11/15/22	USD	1,931	1,993,757
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	114,334
Inovyn Finance PLC, 6.25%, 5/15/21		100	117,959
Platform Specialty Products Corp. (b):
10.38%, 5/01/21	USD	156	163,800
6.50%, 2/01/22		2,785	2,638,787
PQ Corp., 6.75%, 11/15/22 (b)		617	654,020
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		118	125,670

			13,819,555
Commercial Services & Supplies — 0.7%
ADT Corp.:
3.50%, 7/15/22		765	732,488
4.13%, 6/15/23		45	44,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.59%, 12/01/17 (d)		190	190,475
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		200	199,500
Modular Space Corp., 10.25%, 1/31/19 (b)		1,955	801,550
Silk Bidco AS, 7.50%, 2/01/22	EUR	150	179,281
United Rentals North America, Inc.:
7.63%, 4/15/22	USD	2,393	2,551,536
5.75%, 11/15/24		165	172,425
Verisure Holding AB, 6.00%, 11/01/22	EUR	125	152,677

			5,024,032
Communications Equipment — 1.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	3,205	3,485,437
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		944	1,001,820
CommScope, Inc. (b):
4.38%, 6/15/20		574	594,090
5.50%, 6/15/24		272	285,600
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		3,045	3,166,800
6.38%, 5/15/25		518	546,599

			9,080,346
Construction & Engineering — 0.6%
AECOM Co.:
5.75%, 10/15/22		1,045	1,107,700
5.88%, 10/15/24		688	752,500
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		1,905	1,647,825
Engility Corp., 8.88%, 9/01/24 (b)		296	301,180
Swissport Investments SA, 6.75%, 12/15/21	EUR	100	116,565
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23	USD	350	322,000

			4,247,770

Corporate Bonds	Par (000)		Value
Construction Materials — 1.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21	USD	117	$122,558
HD Supply, Inc.:
7.50%, 7/15/20		2,485	2,587,506
5.25%, 12/15/21 (b)		2,410	2,568,144
5.75%, 4/15/24 (b)		2,225	2,369,625
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	120,748
PulteGroup, Inc., 5.50%, 3/01/26	USD	446	477,220
Rexel SA, 3.50%, 6/15/23	EUR	130	151,171

			8,396,972
Consumer Finance — 1.1%
Ally Financial, Inc.:
6.25%, 12/01/17	USD	30	31,463
5.13%, 9/30/24		1,207	1,307,332
4.63%, 3/30/25		216	224,100
8.00%, 11/01/31		4,871	6,100,927
Navient Corp.:
6.63%, 7/26/21		297	306,281
5.50%, 1/25/23		45	42,750
6.13%, 3/25/24		237	227,520
5.88%, 10/25/24		258	243,165
5.63%, 8/01/33		260	213,200

			8,696,738
Containers & Packaging — 1.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.65%, 12/15/19 (b)(d)		1,620	1,636,200
6.75%, 1/31/21 (b)		415	430,044
4.25%, 1/15/22	EUR	170	196,738
6.75%, 5/15/24		125	150,934
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (b):
6.25%, 1/31/19	USD	603	616,567
4.63%, 5/15/23		559	568,783
7.25%, 5/15/24		1,070	1,138,212
Ball Corp., 5.00%, 3/15/22		978	1,056,240
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (b)		170	170,425
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,075	1,123,375
Crown European Holdings SA, 4.00%, 7/15/22	EUR	220	274,871
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (e)		100	119,735
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (b):
4.13%, 7/15/21 (d)	USD	1,671	1,696,065
5.13%, 7/15/23		67	69,513
7.00%, 7/15/24		1,754	1,878,972
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	100	117,122
Sealed Air Corp.:
4.88%, 12/01/22 (b)	USD	120	126,000
4.50%, 9/15/23	EUR	100	124,306
5.13%, 12/01/24 (b)	USD	209	223,630
6.88%, 7/15/33 (b)		63	68,198
SGD Group SAS, 5.63%, 5/15/19	EUR	100	114,831
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (b)	USD	64	65,280
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		200	209,500

			12,175,541

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	9

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Diversified Consumer Services — 0.3%
ADT Corp., 4.88%, 7/15/32 (b)	USD	269	$229,995
APX Group, Inc., 6.38%, 12/01/19		158	162,146
Laureate Education, Inc., 9.25%, 9/01/19 (b)		427	392,306
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (b)		1,130	1,230,287
Service Corp. International, 4.50%, 11/15/20		307	315,443

			2,330,177
Diversified Financial Services — 1.1%
Aircastle Ltd.:
5.13%, 3/15/21		33	35,805
5.50%, 2/15/22		427	463,829
5.00%, 4/01/23		416	440,960
Bank of America Corp., 5.63%, 10/14/16		100	100,485
Deutsche Bank AG, 4.50%, 5/19/26	EUR	100	107,916
FBM Finance, Inc., 8.25%, 8/15/21 (b)	USD	225	235,687
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	135,254
HSH Nordbank AG, 0.54%, 2/14/17 (d)	EUR	129	138,511
International Lease Finance Corp.:
5.88%, 4/01/19	USD	320	345,200
8.25%, 12/15/20		150	179,437
4.63%, 4/15/21		169	179,225
Jefferies Finance LLC/JFIN Co-Issuer Corp. (b):
7.38%, 4/01/20		625	596,875
6.88%, 4/15/22		516	468,270
MSCI, Inc., 5.75%, 8/15/25 (b)		245	265,519
ProGroup AG, 5.13%, 5/01/22	EUR	130	155,703
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20	USD	3,099	3,195,844
6.88%, 2/15/21		266	275,975
8.25%, 2/15/21		560	582,400
UniCredit SpA:
6.95%, 10/31/22	EUR	100	127,408
5.75%, 10/28/25 (d)		100	117,000
4.38%, 1/03/27 (d)		100	111,100

			8,258,403
Diversified Telecommunication Services — 1.6%
CenturyLink, Inc., 6.45%, 6/15/21	USD	1,393	1,496,604
Frontier Communications Corp.:
6.25%, 9/15/21		505	492,537
7.13%, 1/15/23		235	221,488
7.63%, 4/15/24		1,641	1,542,540
6.88%, 1/15/25		1,565	1,404,587
Level 3 Financing, Inc.:
4.41%, 1/15/18 (d)		646	649,230
5.38%, 8/15/22		925	966,764
5.13%, 5/01/23		1,120	1,163,400
5.38%, 1/15/24		712	746,710
5.38%, 5/01/25		1,304	1,369,200
5.25%, 3/15/26 (b)		411	425,899
OTE PLC, 3.50%, 7/09/20	EUR	100	114,735
SoftBank Group Corp., 4.75%, 7/30/25		129	162,779
Telecom Italia Capital SA, 7.20%, 7/18/36	USD	280	299,950
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	152,632
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	294,093
3.25%, 1/16/23	EUR	150	181,782
5.88%, 5/19/23	GBP	100	156,031
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	322	402,276

			12,243,237

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.1%
AES Corp., 4.88%, 5/15/23	USD	256	$259,200
Enel SpA, 7.75%, 9/10/75 (d)	GBP	100	148,162

			407,362
Electrical Equipment — 0.0%
Belden, Inc., 5.50%, 4/15/23	EUR	109	129,499
Electronic Equipment, Instruments & Components — 0.6%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	500	536,875
5.00%, 9/01/23		1,036	1,073,555
5.50%, 12/01/24		2,446	2,621,378

			4,231,808
Energy Equipment & Services — 0.6%
Ensco PLC:
4.70%, 3/15/21		145	125,135
4.50%, 10/01/24		405	288,311
5.20%, 3/15/25		202	145,440
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	200	205,484
6.00%, 7/15/22 (b)	USD	568	539,600
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		103	102,228
6.75%, 8/01/22		557	568,140
GrafTech International Ltd., 6.38%, 11/15/20		150	115,875
Noble Holding International Ltd.:
4.63%, 3/01/21		70	58,632
6.95%, 4/01/25		115	93,725
Transocean, Inc.:
3.75%, 10/15/17		354	353,115
6.00%, 3/15/18		1,094	1,095,367
7.38%, 4/15/18		90	90,900
8.13%, 12/15/21		77	72,188
5.05%, 10/15/22		245	195,387
Weatherford International, Ltd., 7.75%, 6/15/21		219	216,810

			4,266,337
Environmental, Maintenance, & Security Service — 0.0%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	113,776
Food & Staples Retailing — 1.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (b):
6.63%, 6/15/24	USD	308	330,669
5.75%, 3/15/25		748	774,180
Casino Guichard Perrachon SA:
3.31%, 1/25/23	EUR	100	121,797
3.25%, 3/07/24		200	239,702
2.33%, 2/07/25		100	112,581
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	69	71,846
5.75%, 3/01/23		4,108	4,421,235
Rite Aid Corp.:
9.25%, 3/15/20		435	458,925
6.75%, 6/15/21		32	33,720
6.13%, 4/01/23 (b)		1,954	2,109,499
Tesco PLC, 5.00%, 3/24/23	GBP	100	145,451

			8,819,605

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Food Products — 0.9%
Acosta, Inc., 7.75%, 10/01/22 (b)	USD	685	$632,769
Aramark Services, Inc.:
5.75%, 3/15/20		165	169,950
5.13%, 1/15/24 (b)		383	397,123
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (b)		400	413,500
JBS USA LLC/JBS USA Finance, Inc. (b):
7.25%, 6/01/21		355	367,425
5.75%, 6/15/25		704	714,560
Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (b)		127	136,843
Post Holdings, Inc. (b):
7.75%, 3/15/24		837	930,116
8.00%, 7/15/25		508	580,390
5.00%, 8/15/26		757	755,107
Smithfield Foods, Inc.:
5.88%, 8/01/21 (b)		257	268,565
6.63%, 8/15/22		849	899,940
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		274	297,975
WhiteWave Foods Co., 5.38%, 10/01/22		239	269,473

			6,833,736
Forest Products — 0.0%
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	116,559
Health Care Equipment & Supplies — 0.8%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)	USD	595	532,525
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		1,872	1,647,360
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		1,495	1,696,825
IDH Finance PLC, 6.25%, 8/15/22	GBP	100	130,711
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (b):
4.88%, 4/15/20	USD	350	357,875
5.75%, 8/01/22		990	993,712
5.63%, 10/15/23		401	402,504

			5,761,512
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		872	869,820
6.50%, 3/01/24		122	128,253
Alere, Inc., 6.38%, 7/01/23 (b)		406	415,135
Amsurg Corp., 5.63%, 7/15/22		2,072	2,139,340
Centene Corp.:
5.63%, 2/15/21		716	761,645
4.75%, 5/15/22		262	272,153
6.13%, 2/15/24		423	461,070
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		156	157,950
6.88%, 2/01/22		1,069	887,270
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		2,295	2,369,587
HCA Holdings, Inc., 6.25%, 2/15/21		510	552,075
HCA, Inc.:
3.75%, 3/15/19		1,048	1,080,750
6.50%, 2/15/20		1,744	1,927,120
7.50%, 2/15/22		430	490,200
5.88%, 3/15/22		1,148	1,262,800
4.75%, 5/01/23		658	688,432
5.00%, 3/15/24		450	477,000
5.38%, 2/01/25		1,933	1,990,990

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (continued)
HCA, Inc. (continued):
5.25%, 4/15/25	USD	66	$70,703
5.88%, 2/15/26		852	900,990
5.25%, 6/15/26		580	619,875
4.50%, 2/15/27		1,227	1,237,736
HealthSouth Corp., 5.75%, 11/01/24		239	247,843
Hologic, Inc., 5.25%, 7/15/22 (b)		515	547,831
MEDNAX, Inc., 5.25%, 12/01/23 (b)		574	604,135
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (b)		548	589,100
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (b)		684	696,825
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		128	133,770
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (b)		146	155,855
Tenet Healthcare Corp.:
6.25%, 11/01/18		607	647,973
4.75%, 6/01/20		1,190	1,219,750
4.15%, 6/15/20 (d)		989	990,236
6.00%, 10/01/20		2,918	3,082,137
4.50%, 4/01/21		24	24,228
6.75%, 6/15/23		1,355	1,288,944

			29,989,521
Hotels, Restaurants & Leisure — 2.4%
Boyd Gaming Corp., 6.88%, 5/15/23		758	818,640
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		1,020	1,035,300
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (b)(e)		204	202,980
Codere Finance 2 Luxembourg SA (e):
9.00%, 6/30/21 (b)		26	26,780
9.00%, 6/30/21		14	14,121
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		1,162	1,161,640
Gala Electric Casinos Ltd., 11.50%, 6/01/19	GBP	64	86,200
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	391	406,640
International Game Technology PLC, 6.25%, 2/15/22 (b)		200	215,500
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (b):
5.00%, 6/01/24		66	69,216
5.25%, 6/01/26		429	455,812
MGM Resorts International:
8.63%, 2/01/19		474	536,212
5.25%, 3/31/20		1,261	1,349,270
6.75%, 10/01/20		325	363,187
6.63%, 12/15/21		1,352	1,517,620
6.00%, 3/15/23		76	82,506
4.63%, 9/01/26		620	613,800
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (b)		2,220	2,408,700
New Red Finance, Inc., 6.00%, 4/01/22 (b)		1,055	1,103,794
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	116,329
Sabre GLBL, Inc., 5.25%, 11/15/23 (b)	USD	221	227,078
Scientific Games International, Inc.:
7.00%, 1/01/22 (b)		188	199,750
10.00%, 12/01/22		1,362	1,259,850
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	871,470

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	11

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 7.50%, 3/01/21	USD	1,938	$2,060,858
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/16 (a)(c)		800	—
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	389	529,579
Series N, 6.46%, 3/30/32		200	215,775
Vue International Bidco PLC, 7.88%, 7/15/20		147	201,719

			18,150,326
Household Durables — 0.8%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	935	952,531
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		285	286,425
CalAtlantic Group, Inc.:
8.38%, 1/15/21		1,090	1,299,825
5.25%, 6/01/26		285	289,275
Lennar Corp.:
4.75%, 11/15/22		110	115,775
4.88%, 12/15/23		265	277,588
Meritage Homes Corp., 4.50%, 3/01/18		589	603,725
Ryland Group, Inc., 6.63%, 5/01/20		130	145,925
Standard Pacific Corp.:
10.75%, 9/15/16		565	565,706
5.88%, 11/15/24		360	388,800
TRI Pointe Group, Inc.:
4.38%, 6/15/19		435	446,963
4.88%, 7/01/21		525	540,750

			5,913,288
Household Products — 0.4%
Spectrum Brands, Inc.:
6.38%, 11/15/20		245	254,494
6.63%, 11/15/22		1,810	1,936,700
6.13%, 12/15/24		87	93,851
5.75%, 7/15/25		462	500,693

			2,785,738
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.:
7.38%, 7/01/21		559	641,452
5.50%, 3/15/24		725	752,187
6.00%, 5/15/26		201	213,311
Calpine Corp., 5.38%, 1/15/23		128	128,079
Dynegy, Inc.:
6.75%, 11/01/19		665	681,625
7.38%, 11/01/22		231	228,113
NRG Energy, Inc.:
7.88%, 5/15/21		239	249,158
6.25%, 5/01/24		50	49,625
7.25%, 5/15/26 (b)		415	430,978
6.63%, 1/15/27 (b)		1,399	1,401,616
NRG Yield Operating LLC, 5.38%, 8/15/24		195	203,288
QEP Resources, Inc., 5.38%, 10/01/22		2,090	2,069,100

			7,048,532
Insurance — 0.4%
Assicurazioni Generali SpA, 5.00%, 6/08/48 (d)	EUR	100	115,031
HUB International Ltd. (b):
9.25%, 2/15/21	USD	367	387,185
7.88%, 10/01/21		674	689,165
Trader Corp., 9.88%, 8/15/18 (b)		543	556,575

Corporate Bonds	Par (000)		Value
Insurance (continued)
Wayne Merger Sub LLC, 8.25%, 8/01/23 (b)	USD	1,040	$1,074,970

			2,822,926
Internet Software & Services — 0.3%
Equinix, Inc., 5.88%, 1/15/26		997	1,086,102
IAC/InterActiveCorp, 4.88%, 11/30/18		588	602,700
Netflix, Inc.:
5.50%, 2/15/22		72	77,400
5.75%, 3/01/24		177	191,160
5.88%, 2/15/25		2	2,170

			1,959,532
IT Services — 1.9%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		795	822,825
First Data Corp. (b):
5.38%, 8/15/23		1,561	1,619,538
7.00%, 12/01/23		5,077	5,318,157
5.75%, 1/15/24		4,611	4,720,511
Millennium Corp., 0.00%, 12/31/49		2,240	—
Western Digital Corp., 10.50%, 4/01/24 (b)		933	1,054,290
WEX, Inc., 4.75%, 2/01/23 (b)		601	591,985

			14,127,306
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (b)		380	350,550
SPX FLOW, Inc. (b):
5.63%, 8/15/24		359	368,873
5.88%, 8/15/26		359	370,667
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	118,294

			1,208,384
Media — 8.6%
Adria Bidco BV, 7.88%, 11/15/20		200	234,334
Altice Financing SA:
6.50%, 1/15/22 (b)	USD	1,260	1,326,150
5.25%, 2/15/23	EUR	100	117,686
7.50%, 5/15/26 (b)	USD	463	487,308
Altice Luxembourg SA:
7.75%, 5/15/22 (b)		1,110	1,181,456
6.25%, 2/15/25	EUR	101	111,252
7.63%, 2/15/25 (b)	USD	203	208,583
Altice US Finance I Corp. (b):
5.38%, 7/15/23		2,707	2,832,199
5.50%, 5/15/26		637	672,035
AMC Networks, Inc.:
4.75%, 12/15/22		156	160,680
5.00%, 4/01/24		395	404,875
Cablevision Systems Corp., 7.75%, 4/15/18		362	386,435
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		380	399,000
5.88%, 4/01/24 (b)		979	1,054,872
5.75%, 2/15/26 (b)		428	457,960
5.50%, 5/01/26 (b)		774	819,472
5.88%, 5/01/27 (b)		155	165,850
Cellnex Telecom SA, 2.38%, 1/16/24	EUR	100	115,070
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b):
6.38%, 9/15/20	USD	420	434,175
5.13%, 12/15/21		1,185	1,195,769
7.75%, 7/15/25		2,269	2,478,882

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (b)	USD	1,300	$1,434,446
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		7,000	7,282,112
Series B, 7.63%, 3/15/20		1,364	1,374,230
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (b)		850	909,500
CSC Holdings LLC:
10.13%, 1/15/23 (b)		712	813,015
5.25%, 6/01/24		705	686,050
6.63%, 10/15/25 (b)		1,298	1,409,952
10.88%, 10/15/25 (b)		1,590	1,864,275
DISH DBS Corp.:
4.25%, 4/01/18		1,460	1,501,143
5.88%, 11/15/24		457	450,716
7.75%, 7/01/26 (b)		1,802	1,922,716
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	114,029
Gray Television, Inc., 7.50%, 10/01/20	USD	422	438,880
Hughes Satellite Systems Corp. (b):
5.25%, 8/01/26		408	404,732
6.63%, 8/01/26		371	368,218
iHeartCommunications, Inc.:
9.00%, 12/15/19		450	363,938
9.00%, 3/01/21		160	120,000
9.00%, 9/15/22		930	681,225
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		1,445	1,123,487
5.50%, 8/01/23		1,467	1,001,227
Lamar Media Corp., Series WI, 5.75%, 2/01/26		145	156,781
MDC Partners, Inc., 6.50%, 5/01/24 (b)		784	744,800
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		265	277,588
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	546,070
Nexstar Broadcasting, Inc., 6.13%, 2/15/22 (b)		164	169,740
Nexstar Escrow Corp., 5.63%, 8/01/24 (b)		576	587,520
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		410	421,222
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		130	136,175
5.63%, 2/15/24		242	257,428
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		485	517,131
SFR Group SA:
6.00%, 5/15/22 (b)		1,192	1,218,224
5.63%, 5/15/24	EUR	295	348,802
7.38%, 5/01/26 (b)	USD	4,095	4,228,087
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		141	143,820
5.75%, 8/01/21		464	484,880
4.63%, 5/15/23		60	60,675
Sterling Entertainment Corp., 9.75%, 12/15/19		1,300	1,287,000
TEGNA, Inc.:
5.13%, 10/15/19		215	221,181
4.88%, 9/15/21 (b)		466	483,475
5.50%, 9/15/24 (b)		289	304,895
Tribune Media Co., 5.88%, 7/15/22		1,003	1,025,567

Corporate Bonds	Par (000)		Value
Media (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (b)	USD	1,270	$1,336,675
4.00%, 1/15/25	EUR	198	234,685
3.50%, 1/15/27		200	231,456
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	893	928,720
5.13%, 5/15/23		3,002	3,122,080
5.13%, 2/15/25		1,170	1,222,650
Virgin Media Secured Finance PLC:
5.38%, 4/15/21 (b)		1,152	1,198,080
5.25%, 1/15/26 (b)		790	807,775
5.50%, 8/15/26 (b)		320	334,400
4.88%, 1/15/27	GBP	100	137,552
6.25%, 3/28/29		233	338,243
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	1,300	1,356,875
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	100	116,007
7.38%, 4/23/21 (b)	USD	220	226,600
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	168	189,738
5.88%, 1/15/25 (b)	USD	1,095	1,100,475

			66,011,006
Metals & Mining — 4.2%
Alcoa, Inc.:
6.15%, 8/15/20		1,395	1,523,605
5.13%, 10/01/24		1,371	1,446,405
Anglo American Capital PLC:
2.75%, 6/07/19	EUR	107	122,643
1.50%, 4/01/20		100	108,745
3.50%, 3/28/22		100	112,726
ArcelorMittal:
6.13%, 6/01/18	USD	592	626,040
7.25%, 2/25/22		61	68,625
6.13%, 6/01/25		700	752,500
8.00%, 10/15/39		178	191,350
7.75%, 3/01/41		390	405,600
Constellium NV (b):
8.00%, 1/15/23		2,600	2,652,000
5.75%, 5/15/24		1,175	1,086,875
First Quantum Minerals Ltd. (b):
7.00%, 2/15/21		145	125,788
7.25%, 5/15/22		435	373,013
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (b)		553	638,715
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		3,004	2,955,185
3.10%, 3/15/20		430	395,600
4.00%, 11/14/21		1,064	973,560
3.55%, 3/01/22		860	750,350
3.88%, 3/15/23		2,195	1,882,212
5.40%, 11/14/34		1,271	991,380
5.45%, 3/15/43		732	559,980
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (b)		482	530,200
Novelis Corp., 6.25%, 8/15/24 (b)		2,248	2,343,540
Novelis, Inc., 8.75%, 12/15/20		3,736	3,913,460

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	13

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	790	$821,600
6.38%, 8/15/22		595	627,725
5.25%, 4/15/23		295	306,800
5.50%, 10/01/24		138	145,590
Teck Resources Ltd.:
3.00%, 3/01/19		250	242,500
8.00%, 6/01/21 (b)		216	233,145
3.75%, 2/01/23		965	827,487
8.50%, 6/01/24 (b)		852	958,500
6.00%, 8/15/40		335	271,350
5.20%, 3/01/42		385	282,013
Teck Resources, Ltd., 6.25%, 7/15/41		680	562,275
United States Steel Corp., 8.38%, 7/01/21 (b)		624	678,600
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		820	844,600

			32,332,282
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21		1,035	885,650
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (e)		150	121,875

			1,007,525
Offshore Drilling & Other Services — 0.0%
Sensata Technologies BV, 5.63%, 11/01/24 (b)		220	233,200
Oil, Gas & Consumable Fuels — 8.1%
California Resources Corp., 8.00%, 12/15/22 (b)		1,672	1,128,600
Cenovus Energy, Inc.:
5.70%, 10/15/19		89	95,649
5.20%, 9/15/43		60	52,756
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (b)		912	975,840
Chesapeake Energy Corp., 3.93%, 4/15/19 (d)		2,056	1,860,680
Concho Resources, Inc., 6.50%, 1/15/22		172	178,880
CONSOL Energy, Inc.:
5.88%, 4/15/22		4,940	4,470,700
8.00%, 4/01/23		40	39,000
Continental Resources, Inc.:
5.00%, 9/15/22		239	231,233
4.50%, 4/15/23		321	302,542
3.80%, 6/01/24		1,613	1,455,732
4.90%, 6/01/44		62	51,770
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		65	64,025
6.25%, 4/01/23		90	87,750
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		740	769,600
DCP Midstream LLC (b):
6.45%, 11/03/36		250	241,875
6.75%, 9/15/37		426	413,220
Denbury Resources, Inc., 9.00%, 5/15/21 (b)		1,288	1,323,420
Encana Corp.:
3.90%, 11/15/21		288	284,748
6.50%, 8/15/34		289	291,757
6.63%, 8/15/37		226	229,085
6.50%, 2/01/38		1,048	1,048,870
5.15%, 11/15/41		454	398,394

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Equity LP:
7.50%, 10/15/20	USD	200	$219,000
5.88%, 1/15/24		1,078	1,104,950
5.50%, 6/01/27		494	495,235
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (b)		738	745,380
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.88%, 2/15/23		648	630,180
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 6/15/24		85	81,813
Gulfport Energy Corp.:
7.75%, 11/01/20		422	438,880
6.63%, 5/01/23		60	61,650
Halcon Resources Corp., 8.63%, 2/01/20 (b)		270	256,500
Hilcorp Energy I LP/Hilcorp Finance Co. (b):
7.63%, 4/15/21		125	128,438
5.00%, 12/01/24		461	447,170
MEG Energy Corp. (b):
6.50%, 3/15/21		2,599	2,131,180
6.38%, 1/30/23		29	22,620
7.00%, 3/31/24		1,294	1,041,670
Memorial Resource Development Corp., 5.88%, 7/01/22		1,343	1,356,430
Murphy Oil Corp., 6.88%, 8/15/24		413	431,894
NGPL PipeCo LLC (b):
7.12%, 12/15/17		5,023	5,242,756
9.63%, 6/01/19		435	456,750
7.77%, 12/15/37		262	281,323
Noble Energy, Inc., 5.63%, 5/01/21		248	258,705
Oasis Petroleum, Inc.:
6.50%, 11/01/21		1,004	926,190
6.88%, 3/15/22		37	34,410
ONEOK, Inc., 7.50%, 9/01/23		190	210,425
PDC Energy, Inc., 7.75%, 10/15/22		510	535,500
QEP Resources, Inc.:
6.88%, 3/01/21		52	54,366
5.25%, 5/01/23		95	93,100
Range Resources Corp.:
5.75%, 6/01/21		277	281,155
5.00%, 8/15/22		10	9,900
5.00%, 3/15/23		555	548,062
Rockies Express Pipeline LLC (b):
6.85%, 7/15/18		99	104,816
6.00%, 1/15/19		26	27,365
5.63%, 4/15/20		140	146,475
6.88%, 4/15/40		64	64,640
RSP Permian, Inc., 6.63%, 10/01/22		356	370,240
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		525	551,250
6.25%, 3/15/22		204	218,280
5.63%, 4/15/23		5,633	5,928,732
5.75%, 5/15/24		762	809,625
5.63%, 3/01/25		208	219,960
5.88%, 6/30/26 (b)		1,371	1,466,970
Sabine Pass LNG LP, 7.50%, 11/30/16		2,500	2,534,375
Sanchez Energy Corp.:
7.75%, 6/15/21		672	584,640
6.13%, 1/15/23		2,736	2,161,440
SBA Communications Corp., 4.88%, 9/01/24 (b)		1,105	1,120,194

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd. (b):
8.25%, 5/15/20	USD	3,010	$3,201,887
6.75%, 5/01/23		210	214,725
SM Energy Co.:
6.13%, 11/15/22		157	152,683
5.00%, 1/15/24		931	850,701
Southwestern Energy Co.:
7.50%, 2/01/18		42	44,153
5.80%, 1/23/20		710	710,000
4.10%, 3/15/22		442	402,220
6.70%, 1/23/25		80	82,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		120	123,900
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		81	84,848
6.25%, 10/15/22		833	881,730
6.38%, 5/01/24		198	211,365
Weatherford International LLC, 6.80%, 6/15/37		57	42,465
Weatherford International Ltd.:
4.50%, 4/15/22		184	152,720
6.50%, 8/01/36		145	107,300
5.95%, 4/15/42		68	47,770
Whiting Petroleum Corp.:
Series 1, 1.25%, 6/05/20		697	598,779
Series C-1, 5.75%, 3/15/21		281	262,548
Series D-1, 6.25%, 4/01/23		66	60,688
Williams Cos., Inc.:
3.70%, 1/15/23		35	33,950
4.55%, 6/24/24		494	505,115
5.75%, 6/24/44		216	221,940
WPX Energy, Inc.:
5.25%, 1/15/17		70	70,350
7.50%, 8/01/20		115	118,091
6.00%, 1/15/22		1,583	1,539,467
8.25%, 8/01/23		400	416,000

			61,968,355
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,761
Pharmaceuticals — 1.3%
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (b)(e)		132	133,320
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	100	121,026
Ephios Holdco II PLC, 8.25%, 7/01/23		100	122,170
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	937	979,165
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		1,763	1,846,742
NBTY, Inc., 7.63%, 5/15/21 (b)		1,159	1,185,078
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		961	963,787
5.38%, 3/15/20		35	32,988
7.00%, 10/01/20		1,441	1,404,975
7.50%, 7/15/21		1,561	1,534,166
5.63%, 12/01/21		568	512,620
7.25%, 7/15/22		1,010	959,500
Valeant Pharmaceuticals International, Inc. (b) (continued):
5.88%, 5/15/23	USD	79	69,520
6.13%, 4/15/25		220	193,325

			10,058,382

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) — 0.3%
FelCor Lodging LP, 5.63%, 3/01/23		377	$387,367
Hilton Escrow Issuer LLC / Hilton Escrow Issuer Corp., 4.25%, 9/01/24 (b)		593	604,489
iStar, Inc.:
4.00%, 11/01/17		535	535,669
5.00%, 7/01/19		375	375,469
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/01/26 (b)		714	713,554

			2,616,548
Real Estate Management & Development — 0.4%
Realogy Group LLC/Realogy Co-Issuer Corp. (b):
4.50%, 4/15/19		391	405,663
5.25%, 12/01/21		634	664,115
4.88%, 6/01/23		1,852	1,875,150
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	248,675

			3,193,603
Road & Rail — 0.4%
EC Finance PLC, 5.13%, 7/15/21	EUR	115	134,691
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	1,338	1,378,140
Herc Rentals, Inc. (b):
7.50%, 6/01/22		222	230,880
7.75%, 6/01/24		55	57,475
Hertz Corp., 7.38%, 1/15/21		1,122	1,168,282
Loxam SAS, 3.50%, 5/03/23	EUR	100	116,565
United Rentals North America, Inc., 5.50%, 7/15/25	USD	2	2,062
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	350,875

			3,438,970
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		315	305,550
Micron Technology, Inc. (b):
5.25%, 8/01/23		433	418,928
5.63%, 1/15/26		282	269,310
Microsemi Corp., 9.13%, 4/15/23 (b)		67	76,715
NXP BV/NXP Funding LLC (b):
4.13%, 6/15/20		1,064	1,101,240
4.13%, 6/01/21		347	362,962
4.63%, 6/15/22		1,050	1,105,776
Sensata Technologies BV, 5.00%, 10/01/25 (b)		852	881,820
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (b)		200	219,250

			4,741,551
Software — 1.3%
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		816	718,080
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (b)(e)		1,666	1,561,875
Infor US, Inc., 6.50%, 5/15/22		1,567	1,588,546
Informatica LLC, 7.13%, 7/15/23 (b)		840	793,800
Nuance Communications, Inc. (b):
5.38%, 8/15/20	USD	435	445,331
6.00%, 7/01/24		835	868,400

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	15

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Software (continued)
PTC, Inc., 6.00%, 5/15/24		197	$213,006
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		1,806	2,000,145
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		1,485	1,562,963

			9,752,146
Specialty Retail — 0.3%
L Brands, Inc., 6.88%, 11/01/35		723	789,877
Penske Automotive Group, Inc., 5.38%, 12/01/24		646	657,305
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	152,388
5.50%, 11/01/23		570	607,050
Sonic Automotive, Inc., 5.00%, 5/15/23		146	145,270

			2,351,890
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b):
4.42%, 6/15/21		365	381,658
5.88%, 6/15/21		577	610,086
7.13%, 6/15/24		700	758,348
6.02%, 6/15/26		445	476,117
8.35%, 7/15/46		385	448,664
Western Digital Corp., 7.38%, 4/01/23 (b)		391	424,235

			3,099,108
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	100	118,863
Hanesbrands, Inc., 4.88%, 5/15/26 (b)	USD	330	344,850
PVH Corp., 4.50%, 12/15/22		122	125,660
Wolverine World Wide, Inc., 5.00%, 9/01/26 (b)		177	177,221

			766,594
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	30,939
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)		320	336,400
Transportation Infrastructure — 0.1%
Jack Cooper Enterprises, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (b)(e)		1,189	321,035
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	100	114,635

			435,670
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		100	118,795
Wireless Telecommunication Services — 3.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	USD	1,140	1,188,450
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	416,280
Digicel Group Ltd., 7.13%, 4/01/22 (b)		485	392,850
Digicel Ltd., 6.00%, 4/15/21 (b)		2,628	2,401,335
GEO Group, Inc., 5.88%, 1/15/22		90	85,050
Geo Group, Inc., 5.88%, 10/15/24		360	324,000
GEO Group, Inc., 6.00%, 4/15/26		295	264,394
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	111,532
SBA Communications Corp., 5.63%, 10/01/19	USD	581	598,430

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (continued)
Sprint Capital Corp.:
6.90%, 5/01/19	USD	270	$272,700
6.88%, 11/15/28		1,438	1,294,200
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		6,417	7,066,721
7.00%, 8/15/20		540	531,900
Sprint Corp.:
7.88%, 9/15/23		81	78,731
7.13%, 6/15/24		3,258	3,038,085
7.63%, 2/15/25		295	280,066
T-Mobile USA, Inc.:
6.63%, 4/28/21		390	408,525
6.13%, 1/15/22		81	85,455
6.73%, 4/28/22		1,172	1,232,065
6.00%, 3/01/23		653	692,206
6.84%, 4/28/23		85	91,162
6.50%, 1/15/24		584	627,800
6.38%, 3/01/25		535	575,125
6.50%, 1/15/26		926	1,013,391
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	168	190,207

			23,260,660
Total Corporate Bonds — 61.9%			472,502,989

Floating Rate Loan Interests (d)
Aerospace & Defense — 0.8%
BE Aerospace, Inc., 2014 Term Loan B, 3.75%, 12/16/21	USD	1,426	1,439,413
Camp International Holding Co., 2016 1st Lien Term Loan, 1.00%, 8/11/23		640	635,469
Engility Corp.:
Term Loan B1, 4.88%, 8/12/20		245	246,380
Term Loan B2, 5.75%, 8/12/23		476	478,860
Transdigm, Inc., 2015 Term Loan E, 3.75%, 5/14/22		695	693,492
TransDigm, Inc.:
2016 Delayed Draw Term Loan F, 3.75%, 6/09/23		404	402,471
2016 Extended Term Loan F, 3.75%, 6/09/23		980	977,486
2016 Term Loan F, 3.75%, 6/09/23		449	447,190
Transdigm, Inc., Term Loan D, 3.75%, 6/04/21		833	830,784

			6,151,545
Air Freight & Logistics — 0.7%
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		982	781,947
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,012	806,044
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		155	123,636
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,396	1,111,786
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		2,175	2,184,928

			5,008,341
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,907	2,913,065

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Airlines (continued)
Northwest Airlines, Inc.:
2.75%, 3/10/17	USD	164	$163,212
2.13%, 9/10/18		377	367,656
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,251	1,250,524

			4,694,457
Auto Components — 1.4%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		1,984	1,874,147
2nd Lien Term Loan, 11.00%, 1/29/18		1,890	1,625,400
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,467	1,245,195
Gates Global, Inc., Term Loan B, 4.25%, 7/06/21		5,183	5,099,191
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		602	602,452

			10,446,385
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		590	589,138
2nd Lien Term Loan, 8.25%, 6/03/21		375	367,867

			957,005
Building Materials — 0.7%
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		895	883,813
2015 Term Loan, 4.75%, 7/28/22		1,663	1,630,027
2016 Incremental Term Loan, 5.50%, 7/28/22		3,009	3,003,301

			5,517,141
Building Products — 1.9%
Continental Building Products LLC, 1st Lien Term Loan, 3.50%, 8/10/23		1,434	1,436,162
CPG International, Inc., Term Loan, 4.75%, 9/30/20		3,930	3,919,791
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,387	1,383,183
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		2,167	2,179,872
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,705	1,706,862
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,197	1,200,305
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		405	404,119
Term Loan B, 4.00%, 10/31/19		2,248	2,245,644

			14,475,938
Capital Markets — 0.2%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		427	410,984
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		1,382	1,389,949

			1,800,933
Chemicals — 1.7%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		236	235,572
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		123	122,227
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,628	2,639,218

Floating Rate Loan Interests (d)	Par (000)		Value
Chemicals (continued)
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20	USD	72	$72,295
Chemours Co., Term Loan B, 3.75%, 5/12/22		155	152,708
MacDermid, Inc.:
1st Lien Term Loan, 5.50%, 6/07/20		2,341	2,339,073
Term Loan B3, 5.50%, 6/07/20		576	575,362
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		2,386	2,266,689
PQ Corp., Term Loan, 5.75%, 11/04/22		700	704,249
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		515	515,927
2015 2nd Lien Term Loan, 8.50%, 6/19/23		655	645,175
Solenis International LP, 2nd Lien Term Loan, 7.75%, 7/31/22		1,915	1,829,782
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		573	571,309

			12,669,586
Commercial Services & Supplies — 2.7%
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/09/19		2,503	2,498,992
Aramark Services, Inc.:
Term Loan E, 3.25%, 9/07/19		1,988	1,992,786
Term Loan F, 3.25%, 2/24/21		1,199	1,201,911
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		1,966	1,940,784
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		2,073	2,083,551
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		1,993	1,996,125
2nd Lien Term Loan, 8.00%, 5/14/22		232	230,586
Employbridge LLC, Exit Term Loan, 7.50%, 5/16/20		856	731,623
GCA Services Group, Inc., 2016 Term Loan, 5.75%, 3/01/23		1,267	1,274,211
KAR Auction Services, Inc., Term Loan B3, 4.25%, 3/09/23		908	918,509
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		834	771,635
Prime Security Services Borrower LLC, 2016 Incremental Term Loan B1, 4.75%, 5/02/22		800	805,248
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,220	2,197,096
US Security Associates Holdings, Inc., 2016 Term Loan, 6.00%, 7/14/23		1,675	1,672,203
Waste Industries USA, Inc., 2016 Term Loan, 3.50%, 2/27/20		649	649,827

			20,965,087
Communications Equipment — 1.4%
Applied Systems, Inc.:
1st Lien Term Loan, 4.00%, 1/25/21		572	572,562
2nd Lien Term Loan, 7.50%, 1/24/22		534	535,602
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		940	701,643
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		551	552,562
Riverbed Technology, Inc., 2016 Term Loan, 5.00%, 4/24/22		2,295	2,308,390
Telesat Canada:
Term Loan A, 3.99%, 3/28/17	CAD	1,775	1,346,937
Term Loan B2, 3.50%, 3/28/19	USD	522	521,648
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21		4,338	4,340,763

			10,880,107

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	17

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Construction & Engineering — 0.4%
AECOM Technology Corp., 2014 Term Loan B, 3.75%, 10/15/21	USD	353	$354,941
CNT Holdings III Corp., Term Loan B, 5.25%, 1/22/23		648	650,534
Safway Group Holding LLC, Term Loan B, 1.00%, 8/19/23		1,865	1,865,000

			2,870,475
Construction Materials — 0.4%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		1,108	1,105,704
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		1,960	1,969,988

			3,075,692
Containers & Packaging — 0.7%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		426	427,151
Berry Plastics Holding Corp., Term Loan H, 3.75%, 10/03/22		4,201	4,197,973
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,040	1,042,909

			5,668,033
Distributors — 0.2%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		864	865,334
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		296	292,672

			1,158,006
Diversified Consumer Services — 1.3%
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		2,242	2,249,484
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		1,486	1,488,186
Term Loan B, 3.75%, 1/30/20		1,515	1,519,080
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		4,933	4,962,994

			10,219,744
Diversified Financial Services — 0.1%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		521	523,668
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		276	274,826

			798,494
Diversified Telecommunication Services — 1.9%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.25%, 6/06/19		810	811,960
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		1,752	1,733,822
2nd Lien Term Loan, 9.75%, 2/12/21		1,063	1,006,517
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		8,605	8,648,025
2019 Term Loan, 4.00%, 8/01/19		1,305	1,310,265
Telenet International Finance Sarl, Term Loan AD, 4.25%, 6/30/24		975	977,588

			14,488,177

Floating Rate Loan Interests (d)	Par (000)		Value
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC:
2016 DIP Term Loan B, 5.00%, 10/31/17	USD	1,491	$1,494,839
2016 DIP Term Loan C, 5.00%, 10/31/17		340	341,041
Extended Term Loan, 4.97%, 10/10/17 (a)(c)		2,375	760,000

			2,595,880
Energy Equipment & Services — 0.3%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,075	1,073,755
Weatherford International Ltd., Term Loan, 1.95%, 7/13/20		1,072	1,007,445

			2,081,200
Food & Staples Retailing — 1.4%
Albertsons LLC:
2016 Term Loan B4, 4.50%, 8/25/21		1,594	1,600,499
2016 Term Loan B5, 4.75%, 12/21/22		545	547,566
Hostess Brands LLC:
1st Lien Term Loan, 4.50%, 8/03/22		1,231	1,236,546
2nd Lien Term Loan, 8.50%, 8/03/23		65	65,514
Rite Aid Corp.:
5.75%, 8/21/20		695	696,522
4.88%, 6/21/21		1,475	1,477,212
US Foods, Inc., 2016 Term Loan B, 4.00%, 6/27/23		4,825	4,846,133

			10,469,992
Food Products — 1.3%
Blue Ribbon LLC, Term Loan, 5.00%, 11/13/21		1,545	1,555,559
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,580	1,584,929
Pinnacle Foods Finance LLC:
2016 Term Loan I, 3.27%, 1/13/23		721	725,285
Term Loan G, 3.25%, 4/29/20		1,846	1,850,504
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,805	1,645,996
2nd Lien Term Loan, 10.75%, 11/01/19		724	557,480
Reynolds Group Holdings, Inc., 2016 Term Loan, 4.25%, 2/05/23		2,211	2,213,220

			10,132,973
Health Care Equipment & Supplies — 1.6%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,570	1,550,000
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		1,664	1,671,975
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,668	2,570,213
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		36	36,029
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,537	1,489,758
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		2,694	2,647,384
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,265	2,210,276

			12,175,635
Health Care Providers & Services — 3.5%
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		627	617,523

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Health Care Providers & Services (continued)
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21	USD	1,911	$1,911,827
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.75%, 6/07/23		2,170	2,181,777
Community Health Systems, Inc.:
Term Loan F, 4.08%, 12/31/18		1,218	1,198,990
Term Loan G, 3.75%, 12/31/19		1,881	1,806,028
Term Loan H, 4.00%, 1/27/21		715	685,213
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.50%, 2/07/22		1,432	1,431,875
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		6,870	6,905,867
Envision Healthcare Corp., Term Loan:
4.25%, 5/25/18		1,081	1,080,645
B2, 4.50%, 10/28/22		801	801,728
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		674	674,403
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		660	657,953
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		1,352	1,351,939
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		444	445,766
Team Health, Inc., 2016 Term Loan, 3.75%, 11/23/22		2,593	2,598,257
U.S. Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		1,119	1,077,398
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		1,511	1,527,277

			26,954,466
Health Care Technology — 0.3%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		2,556	2,556,162
Hotels, Restaurants & Leisure — 4.6%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,582	1,564,788
2nd Lien Term Loan, 8.00%, 8/01/22		2,200	2,182,702
Boyd Gaming Corp.:
Term Loan B, 4.00%, 8/14/20		2,187	2,191,756
Term Loan B2, 1.00%, 8/16/23		605	607,269
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,669	1,493,401
Burger King Newco Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/21		4,187	4,202,552
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		8,367	8,176,347
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,002	1,007,279
ESH Hospitality, Inc., 2016 Term Loan B, 3.80%, 8/16/23		1,870	1,873,890
Hilton Worldwide Finance LLC:
2016 Term Loan B2, 3.21%, 10/26/23		1,380	1,386,074
Term Loan B1, 3.50%, 10/26/20		135	135,007
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		456	450,624
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,605	1,609,976
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.00%, 6/07/23		2,375	2,399,747
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		520	521,421
Term Loan B, 4.00%, 2/19/19		712	714,943

Floating Rate Loan Interests (d)	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20	USD	969	$968,940
2014 Term Loan B2, 6.00%, 10/01/21		985	984,320
Station Casinos LLC, 2016 Term Loan B, 3.75%, 6/08/23		1,585	1,585,999
Yum! Brands, Inc., 1st Lien Term Loan B, 3.26%, 6/16/23		910	915,360

			34,972,395
Household Products — 0.4%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		772	767,478
Spectrum Brands, Inc., Term Loan, 3.51%, 6/23/22		1,944	1,950,653

			2,718,131
Independent Power and Renewable Electricity Producers — 1.7%
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		797	785,984
Calpine Corp., Term Loan B6, 4.00%, 1/15/23		1,174	1,179,724
Dynegy, Inc., Escrow, 5.00%, 6/27/23		3,080	3,080,493
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		6,104	6,127,351
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		1,682	1,637,662
Term Loan C, 5.00%, 12/19/21		75	73,154

			12,884,368
Industrial Conglomerates — 0.0%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		375	322,615
Insurance — 0.7%
Alliant Holdings I, Inc., Incremental Term Loan B2, 5.00%, 8/12/22		1,200	1,200,000
Asurion LLC, Term Loan B1, 5.00%, 5/24/19		1,109	1,109,846
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,632	1,612,020
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,630,744

			5,552,610
Internet & Catalog Retail — 0.3%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 1.00%, 8/19/23		2,031	2,035,234
Internet Software & Services — 0.3%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		2,401	2,411,132
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		289	101,246

			2,512,378
IT Services — 1.9%
Cision US Inc., Term Loan B, 7.00%, 6/16/23		1,145	1,086,319
First Data Corp., 2021 Extended Term Loan, 4.52%, 3/24/21		9,855	9,900,998
Vantiv LLC, 2014 Term Loan B, 3.50%, 6/13/21		1,215	1,219,484
WEX, Inc., Term Loan B, 4.25%, 7/01/23		2,475	2,492,226

			14,699,027
Machinery — 0.8%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		1,092	1,094,340
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		650	652,238

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	19

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Machinery (continued)
Faenza Acquisition GmbH (continued):
Term Loan B3, 4.25%, 8/30/20	USD	199	$199,354
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/26/21		561	562,388
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,484	1,483,371
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,057	1,829,461

			5,821,152
Media — 4.8%
Altice U.S. Finance I Corp., Extended Term Loan, 4.25%, 12/14/22		2,101	2,108,883
Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.25%, 6/07/23		1,140	1,137,868
Charter Communications Operating LLC, 2016 Term Loan I, 3.50%, 1/24/23		4,598	4,621,468
CSC Holdings LLC, 2015 Term Loan B, 5.00%, 10/09/22		3,302	3,327,181
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,483	1,471,312
iHeartCommunications, Inc., Term Loan D, 7.27%, 1/30/19		3,467	2,657,575
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,191	1,129,208
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		608	608,955
MGOC, Inc., Term Loan B, 4.00%, 7/31/20		532	532,070
Numericable U.S. LLC:
Term Loan B6, 4.75%, 2/10/23		1,274	1,276,784
Term Loan B7, 5.00%, 1/15/24		2,115	2,125,802
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,936	1,931,997
Trader Corp., Term Loan, 5.50%, 8/09/23		1,075	1,075,677
Tribune Media Co., Term Loan, 3.75%, 12/27/20		2,567	2,571,953
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		4,370	4,367,724
UPC Financing Partnership, Term Loan AN, 1.00%, 8/31/24		1,100	1,096,051
Virgin Media Investment Holdings Ltd., Term Loan F, 3.65%, 6/30/23		687	686,692
Ziggo Financing Partnership:
Term Loan B1, 3.65%, 1/15/22		1,561	1,553,201
Term Loan B2A, 3.70%, 1/15/22		1,023	1,017,824
Term Loan B3, 3.70%, 1/15/22		1,682	1,673,958

			36,972,183
Metals & Mining — 0.4%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	63,600
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		2,248	2,251,843
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, 6.50%, 7/13/23		515	515,427

			2,830,870
Multiline Retail — 0.6%
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		1,964	1,966,854
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		882	883,865

Floating Rate Loan Interests (d)	Par (000)		Value
Multiline Retail (continued)
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20	USD	1,564	$1,465,839

			4,316,558
Oil, Gas & Consumable Fuels — 2.3%
California Resources Corp.:
Second Out Term Loan, 11.50%, 8/04/21		1,845	1,932,637
Term Loan A, 1.00%, 10/01/19		281	267,182
Chesapeake Energy Corp., Term Loan, 8.50%, 8/15/21		1,947	2,007,470
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		829	833,519
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		1,407	644,552
EP Energy LLC, 2016 Term Loan, 9.75%, 8/16/21		365	358,737
EWT Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,185	1,187,587
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		3,434	3,151,957
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		2,012	1,911,069
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	198,000
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,221	1,099,221
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/20		187	162,800
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		42	33,576
Southcross Holdings Borrower LP, Exit Term Loan B, 3.50%, 4/13/23		85	71,356
Ultra Resources, Inc., Revolver, 1.00%, 10/06/16		1,674	1,548,450
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		1,885	1,863,719

			17,271,832
Personal Products — 0.4%
Prestige Brands, Inc., Term Loan B3, 3.53%, 9/03/21		945	948,667
Revlon Consumer Products Corp., 2016 Term Loan B, 1.00%, 7/22/23		1,945	1,942,083

			2,890,750
Pharmaceuticals — 3.3%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21		1,349	1,361,218
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		4,649	4,628,318
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		2,920	2,902,978
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.44%, 2/27/21		3,695	3,719,891
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,142	4,153,709
NBTY, Inc., Term Loan B, 5.00%, 5/05/23		885	885,274
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 5.25%, 12/11/19		1,005	1,006,112
Series D2 Term Loan B, 5.00%, 2/13/19		1,475	1,473,031
Series E Term Loan B, 5.25%, 8/05/20		1,447	1,444,450
Series F1 Term Loan B, 5.50%, 4/01/22		3,324	3,328,412

			24,903,393

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Professional Services — 2.0%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21	USD	1,339	$1,301,149
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,804	1,788,748
2014 2nd Lien Term Loan, 7.50%, 7/25/22		1,870	1,778,052
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,439	3,434,374
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,096	1,077,883
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		5,577	5,592,943

			14,973,149
Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		465	465,300
MGM Growth Properties LLC, 2016 Term Loan B, 4.00%, 4/25/23		2,611	2,632,439

			3,097,739
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,158	1,163,781
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.25%, 11/04/21		2,074	2,063,037
Realogy Corp., 2016 Term Loan B, 3.75%, 7/20/22		2,639	2,652,441

			5,879,259
Semiconductors & Semiconductor Equipment — 1.3%
Avago Technologies Cayman Ltd., Term Loan B3, 3.51%, 2/01/23		6,375	6,430,057
Cavium, Inc., Term Loan B, 3.75%, 8/16/22		600	601,500
Microsemi Corp., 2015 Term Loan B, 3.75%, 1/15/23		463	466,245
NXP BV, 2015 Term Loan B, 3.75%, 12/07/20		1,990	2,000,468
ON Semiconductor Corp., Term Loan B, 5.25%, 3/31/23		430	435,298

			9,933,568
Software — 2.5%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		431	410,976
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,228	2,202,358
Informatica Corp., Term Loan, 4.50%, 8/05/22		1,385	1,336,673
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		709	602,992
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,951	1,990,938
Initial Incremental Term Loan, 4.50%, 10/30/19		1,140	1,143,427
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/13/20		1,993	1,987,673
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,210,938
SolarWinds, Inc., 2016 Term Loan, 5.50%, 2/03/23		2,500	2,508,125
Solera LLC, Term Loan B, 5.75%, 3/03/23		1,017	1,022,904
Sophia LP, 2015 Term Loan B, 4.75%, 9/30/22		596	595,750
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		2,614	2,630,143
2015 Term Loan B2, 4.00%, 7/08/22		333	335,075

Floating Rate Loan Interests (d)	Par (000)		Value
Software (continued)
Vertafore, Inc., 2016 1st Lien Term Loan, 4.75%, 6/30/23	USD	1,160	$1,161,775

			19,139,747
Specialty Retail — 0.9%
Leslie’s Poolmart, Inc., 2016 Term Loan, 5.25%, 7/27/23		835	840,219
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		1,691	1,701,696
Term Loan B, 3.75%, 1/28/20		1,594	1,599,744
Party City Holdings, Inc., 2015 Term Loan B, 4.49%, 8/19/22		2,483	2,485,603
Things Remembered, Inc., 2016 Term Loan, 11.00%, 2/29/20 (a)(c)		1,199	526,980

			7,154,242
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		1,980	1,985,737
Dell, Inc., 2016 Term Loan B, 4.00%, 5/24/23		1,680	1,689,005

			3,674,742
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials Operations LLC, Term Loan B, 6.75%, 8/12/22		2,507	2,468,922
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		1,494	1,496,188
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		586	587,039
Nexeo Solutions LLC, 2016 Term Loan, 5.25%, 6/09/23		245	245,767

			832,806
Wireless Telecommunication Services — 1.6%
New Lightsquared LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 6/15/20 (a)(e)		8,488	7,703,262
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		2,302	2,298,476
T-Mobile USA, Inc., Term Loan B, 3.50%, 11/09/22		2,080	2,092,880

			12,094,618
Total Floating Rate Loan Interests - 59.0%			450,259,930

Investment Companies — 3.0%	Shares
iShares iBoxx $ High Yield Corporate Bond ETF (h)		267,180	23,167,178

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(d)	USD	1,263	1,266,170

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	21

Consolidated Schedule of Investments (continued)

Other Interests (i)		Beneficial Interest (000)	Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A	USD	1,154	$12
Household Durables — 0.4%
Stanley Martin, Class B Membership Units (j)		2	2,812,500
Total Other Interests — 0.4%			2,812,512

Preferred Securities
Capital Trusts (k)	Par (000)
ABN AMRO Bank NV, 5.75% (d)		200	221,417
Banco Bilbao Vizcaya Argentaria SA, 6.75% (d)		200	209,705
Banco Popular Espanol SA, 8.25% (d)		200	204,072
Banco Santander SA, 6.25% (d)		200	202,454
Barclays PLC, Series ., 7.88% (d)		200	200,450
BNP Paribas SA, 7.38% (b)(d)		200	203,500
Cooperatieve Rabobank UA, 6.63% (d)		200	238,088
Credit Agricole SA, 6.50% (d)		100	111,545
DCP Midstream LLC, 5.85% (b)(d)		115	87,975
Enel SpA, 6.50% (d)		100	122,277
Gas Natural Fenosa Finance BV, 3.38% (d)(g)		100	108,478
HBOS Capital Funding LP, 6.85%		100	101,379
Intesa Sanpaolo SpA, 7.00% (d)		400	437,256
Telefonica Europe BV, 4.20% (d)		200	231,186
Repsol International Finance BV, 4.50% (d)		100	103,458
Royal Bank of Scotland Group PLC, 8.63% (d)		470	478,812
Telefonica Europe BV, 5.00% (d)		100	118,195
TOTAL SA, 3.88% (d)		100	119,802
UBS Group AG, 5.75% (d)		200	232,571
Total Capital Trusts — 0.5%			3,732,620

Preferred Stock	Shares	Value
Capital Markets — 0.0%
Goldman Sachs Group, Inc., Series J, 0.00% (d)(g)	13,550	$366,527
Trust Preferred
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 2/15/40, 8.13% (d)	59,219	1,491,653
Total Preferred Securities — 0.7%		5,590,800

Warrants
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	3,049	6,212
Total Long-Term Investments (Cost — $1,004,372,497) — 128.1%		977,769,788

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.33% (h)(l)	997,140	997,140
Total Short-Term Securities (Cost — $997,140) — 0.1%		997,140
Options Purchased (Cost — $5,867) — 0.0%		—
Total Investments (Cost — $1,005,375,504) — 128.2%		978,766,928
Liabilities in Excess of Other Assets — (28.2)%		(215,367,380)

Net Assets — 100.0%		$763,399,548

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default

(d)	Variable rate security. Rate as of period end.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Zero-coupon bond.

(g)	Convertible Security

(h)	During the period ended August 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 29, 2016	Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,011,655	(4,014,515)[1]	997,140	$997,140	$2,367
iShares iBoxx $ High Yield Corporate Bond ETF	267,180	—	267,180	23,167,178	630,918
Total				$24,164,318	$633,285

[1] Represents net shares sold.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(k)	Perpetual security with no stated maturity date.

(l)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	27,000	USD	30,461	Australia And New Zealand Bank Group	9/06/16	$(340)
EUR	250,000	USD	279,293	Deutsche Bank AG	9/06/16	(392)
GBP	375,000	USD	492,833	Australia And New Zealand Bank Group	9/06/16	(372)
USD	501,638	CAD	654,000	Westpac Group	9/06/16	2,921
USD	5,584	EUR	5,000	Barclays Bank PLC	9/06/16	6
USD	12,052,524	EUR	10,824,000	Royal Bank of Scotland PLC	9/06/16	(22,779)
USD	2,800,144	GBP	2,125,000	HSBC Bank USA N.A.	9/06/16	9,532
USD	493,209	CAD	647,000	Westpac Group	10/05/16	(244)
USD	66,948	EUR	60,000	Morgan Stanley & Co. International PLC	10/05/16	(76)
USD	11,771,136	EUR	10,552,000	Royal Bank of Scotland PLC	10/05/16	(16,012)
USD	2,254,298	GBP	1,719,000	Royal Bank of Scotland PLC	10/05/16	(4,841)
Total						$(32,597)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/2019	USD	942.86	6	—

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Markit iTraxx XO, Series 26, Version 1	5.00%	12/20/21	EUR 549	$(20,216)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index, Series 26, Version 1	5.00%	6/20/21	B+	29,500	$258,142

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value	Premiums Paid	Unrealized Appreciation
CNH Industrial NV	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR 21	$2,797	2,139	$658
[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	23

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$12,459	—	—	$12,459
Swaps – centrally cleared	Net unrealized appreciation[1]	—	$258,142	—	—	—	—	258,142
Swaps – OTC	Unrealized appreciation on OTC derivatives; Swaps premiums paid	—	2,797	—	—	—	—	2,797

Total		—	$260,939	—	$12,459	—	—	$273,398

Liabilities—Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$45,056	—	—	45,056
Swaps – centrally cleared	Net unrealized depreciation[1]	—	$20,216	—	—	—	—	20,216

Total		—	$20,216	—	$45,056	—	—	$65,272

[1] Includes cumulative appreciation (depreciation) on centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the period ended August 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(79,416)	—	$(79,416)
Forward foreign currency exchange contracts	—	—	—	$(43,955)	—	—	(43,955)
Swaps	—	$1,145,233	—	—	—	—	1,145,233

Total	—	$1,145,233	—	$(43,955)	$(79,416)	—	$1,021,862

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$39,053	—	$39,053
Forward foreign currency exchange contracts	—	—	—	$(172,881)	—	—	(172,881)
Swaps	—	$369,691	—	—	—	—	369,691

Total	—	$369,691	—	$(172,881)	$39,053	—	235,863

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$1,207,339
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$34,206,672
Average amounts sold — in USD	$698,816
Credit default swaps:
Average notional amount-buy protection	$306,451
Average notional amount-sell protection	$24,670,867

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Financial futures contracts	—	—
Forward foreign currency exchange contracts	$12,459	$45,056
Swaps — Centrally cleared	—	61,077
Swaps — OTC[1]	2,797	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	15,256	106,133

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(61,077)

Total derivative assets and liabilities subject to an MNA	$15,256	$45,056

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$6	—	—	—	$6
BNP Paribas S.A.	2,797	—	—	—	2,797
HSBC Bank USA N.A.	9,532	—	—	—	9,532
Westpac Group	2,921	$(244)	—	—	2,677

Total	$15,256	$(244)	—	—	$15,012

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Australia And New Zealand Bank Group	$712	—	—	—	$712
Deutsche Bank AG	392	—	—	—	392
Morgan Stanley & Co. International PLC	76	—	—	—	76
Royal Bank of Scotland PLC	43,632	—	—	—	43,632
Westpac Group	244	$(244)	—	—	—

Total	$45,056	$(244)	—	—	$44,812

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	25

Consolidated Schedule of Investments (continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$18,086,233	$3,413,276	$21,499,509
Common Stocks	$110,776	128,721	424,991	664,488
Corporate Bonds	—	465,297,505	7,205,484	472,502,989
Floating Rate Loan Interests	—	425,385,952	24,873,978	450,259,930
Investment Companies	23,167,178	—	—	23,167,178
Non-Agency Mortgage-Backed Securities	—	1,266,170	—	1,266,170
Other Interests	—	—	2,812,512	2,812,512
Preferred Securities	1,858,180	3,732,620	—	5,590,800
Warrants	—	—	6,212	6,212
Unfunded Floating Rate Loan Interests	—	4,854	—	4,854
Short-Term Securities	997,140	—	—	997,140

Total	$26,133,274	$913,902,055	$38,736,453	$978,771,782

Derivative Financial Instruments [1]
Assets:
Foreign currency exchange contracts	—	$12,459	—	$12,459
Credit contracts	—	258,800	—	258,800
Liabilities:
Foreign currency exchange contracts	—	(45,056)	—	(45,056)
Credit contracts	—	(20,216)	—	(20,216)

Total	—	$205,987	—	$205,987

[1] Derivative financial instruments are swaps and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$839,038	—	—	$839,038
Cash pledged for centrally cleared swaps	1,628,000	—	—	1,628,000
Foreign currency at value	87,163	—	—	87,163
Liabilities:
Bank borrowings payable	—	$(207,000,000)	—	(207,000,000)

Total	$2,554,201	$(207,000,000)	—	$(204,445,799)

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 29, 2016	$426,470	$5,724,520	$8,918,270	$26,851,447	$3,123,012	$10,056	$45,053,775
Transfers into Level 3[1]	1,500	—	—	9,664,560	—	—	9,666,060
Transfers out of Level 3[2]	—	(2,615,445)	(1,304,448)	(12,687,106)	—	—	(16,606,999)
Accrued discounts/premiums	—	3,210	1,604	9,610	—	—	14,424
Net realized gain (loss)	—	—	511	(1,469,538)	—	—	(1,469,027)
Net change in unrealized appreciation (depreciation)[3,4]	(12,325)	300,991	(645,536)	3,444,359	(127,943)	(3,844)	2,955,702
Purchases	9,346	—	235,594	6,434,507	—	—	6,679,447
Sales	—	—	(511)	(7,373,861)	(182,557)	—	(7,556,929)
Closing Balance, as of August 31, 2016	$424,991	$3,413,276	7,205,484	24,873,978	2,812,512	6,212	38,736,453

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[4]	$(12,325)	$300,992	$(645,536)	2,230,382	(127,943)	(3,843)	1,741,727

[1]    As of February 29, 2016, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of February 29, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	27

Consolidated Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $28,315,484. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$396,775	Market Comparables	Last 12 Months EBITDA Multiple[1]	3.75x – 5.25x
			Current Fiscal Year EBITDA Multiple[1]	5.125x – 5.25x
		Option Pricing Model	EBITDA Multiple[1]	6.5x
			Marketability Discount[2]	20.00%
			Volatility[1]	30.00%
			Years to Exit[1]	1-2 years
Corporate Bonds	7,205,482	Discounted Cash Flow	Discount Rate[3]	10.39%
		Option Pricing Model	EBITDA Multiple[1]	6.5x
			Marketability Discount[2]	20.00%
			Volatility[1]	30.00%
			Years to Exit[2]	1-2 years
Other Interests & Warrants	2,818,712	Market Comparables	Tangible Book Value Multiple[1]	1.00x
		Last Dealer Mark — Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[1]	90.00%

Total	$10,420,969

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Statement of Assets and Liabilities

August 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $980,166,138)	$954,602,610
Investments at value — affiliated (cost — $25,209,366)	24,164,318
Cash	839,038
Cash pledged as collateral for centrally cleared swaps	1,628,000
Foreign currency at value (cost — $87,198)	87,163
Receivables:
Dividends — unaffiliated	22
Interest	10,272,380
Investments sold	5,384,799
Dividends — affiliated	655
Swap premiums paid	2,139
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,459
OTC derivatives	658
Unfunded floating rate loan interests	4,854
Prepaid expenses	32,402
Other assets	65,326

Total assets	997,096,823

Liabilities
Payables:
Bank borrowings	207,000,000
Interest expense	196,962
Income dividends	212,496
Investment advisory fees	878,082
Investments purchased	24,722,057
Officer’s and Directors’ fees	266,730
Variation margin on centrally cleared swaps	61,077
Other accrued expenses	314,815
Unrealized depreciation on forward foreign currency exchange contracts	45,056
Contingencies[1]	—

Total liabilities	233,697,275

Net Assets	$763,399,548

Net Assets Consist of
Paid-in capital	$1,093,454,244
Undistributed net investment income	902,024
Accumulated net realized loss	(304,576,556)
Net unrealized appreciation (depreciation)	(26,380,164)

Net Assets	$763,399,548

Net asset value, based on net assets of $763,399,548 and 186,913,216 shares outstanding, 400 million shares authorized, $0.10 par value	$4.08

[1]	See Note 12 of the Notes to Consolidated Financial Statements for details of contingencies.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	29

Consolidated Statement of Operations

Six Months Ended August 31, 2016 (Unaudited)

Investment Income
Interest	$25,781,839
Dividends — affiliated	633,285
Dividends — unaffiliated	9,359

Total income	26,424,483

Expenses
Investment advisory	2,566,808
Professional	130,424
Accounting services	65,882
Officer and Directors	59,043
Transfer agent	53,582
Registration	40,021
Custodian	27,956
Printing	18,909
Miscellaneous	68,054

Total expenses excluding interest expense and income tax	3,030,679
Interest expense	1,124,589
Income tax	172,377

Total expenses	4,327,645
Less:
Fees waived by the Manager	(430)
Fees paid indirectly	(1,470)

Total expenses after fees waived and paid indirectly	4,325,745

Net investment income	22,098,738

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,865,498)
Futures contracts	(79,416)
Foreign currency transactions	133,757
Swaps	1,145,233

(1,665,924)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	54,129,701
Investments — affiliated	1,771,404
Futures contracts	39,053
Foreign currency translations	(154,059)
Swaps	369,691
Unfunded floating rate loan interests	4,854

56,160,644

Net realized and unrealized gain (loss)	54,494,720

Net Increase in Net Assets Resulting from Operations	$76,593,458

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016

Operations
Net investment income	$22,098,738	$47,933,661
Net realized loss	(1,665,924)	(27,841,328)
Net change in unrealized appreciation (depreciation)	56,160,644	(62,650,503)

Net increase (decrease) in net assets resulting from operations	76,593,458	(42,558,170)

Distributions to Shareholders[1]
From net investment income:	(22,429,586)	(50,092,741)

Net Assets
Total increase (decrease) in net assets	54,163,872	(92,650,911)
Beginning of period	709,235,676	801,886,587

End of period	$763,399,548	$709,235,676

Undistributed net investment income, end of period	$902,024	$1,232,872

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	31

Consolidated Statement of Cash Flows

Six Months Ended August 31, 2016

Cash Provided by (used for) Operating Activities
Net increase in net assets resulting from operations	$76,593,458
Proceeds from sales of long-term investments	235,370,488
Purchases of long-term investments	(258,203,284)
Net purchases of short-term securities	4,014,455
Amortization of premium and accretion of discount on investments	(378,564)
Net realized gain on investments	2,896,923
Net unrealized loss on investments	(55,802,604)
(Increase) Decrease in Assets:
Cash pledged:
Financial futures contracts	24,710
OTC derivatives	(1,628,000)
Centrally cleared swaps	1,260,000
Receivables:
Interest	(295,694)
Swaps	2,739
Dividends — unaffiliated	3
Dividends — affiliated	(655)
Variation margin on centrally cleared swaps	77,375
Swap premiums paid	(2,139)
Prepaid expenses	50,046
Other assets	13,278
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	489,025
Interest expense	12,669
Other accrued expenses	(55,224)
Officer’s and Directors’ fees	32,896
Variation margin on financial futures contracts	(4,788)
Variation margin on centrally cleared swaps	61,077

Net cash provided by operating activities	4,528,190

Cash Used for Financing Activities
Proceeds from bank borrowings	135,000,000
Payments on bank borrowings	(118,000,000)
Cash dividends paid to Common Shareholders	(22,447,519)

Net cash used for financing activities	(5,447,519)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$682

Cash
Net decrease in cash	(918,647)
Cash and foreign currency at value at beginning of period	1,844,848

Cash and foreign currency at value at end of period	$926,201

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,111,920

See Notes to Consolidated Financial Statements.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Consolidated Financial Highlights

	Six Months Ended August 31, 2016 (Unaudited)		Year Ended February 29, 2016	Year Ended February 28,					Year Ended February 29, 2012
				2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of period	$3.79		$4.29	$4.44	$4.38		$4.13		$4.28

Net investment income[1]	0.12		0.26	0.29	0.30		0.33		0.33
Net realized and unrealized gain (loss)	0.29		(0.49)	(0.14)	0.10		0.25		(0.16)

Net increase (decrease) from investment operations	0.41		(0.23)	0.15	0.40		0.58		0.17

Distributions:[2]
From net investment income	(0.12)		(0.27)	(0.30)	(0.33)		(0.33)		(0.32)
From return of capital	—		—	—	(0.01)		—		—

Total distributions	(0.12)		(0.27)	(0.30)	(0.34)		(0.33)		(0.32)

Net asset value, end of period	$4.08		$3.79	$4.29	$4.44		$4.38		$4.13

Market price, end of period	$3.71		$3.32	$3.81	$4.08		$4.46		$4.13

Total Return[3]
Based on net asset value	11.30%	[4]	(4.73)%	4.15%	9.91%		14.78%		4.53%

Based on market price	15.53%	[4]	(6.03)%	0.66%	(0.81)%		16.87%		10.47%

Ratios to Average Net Assets
Total expenses	1.16%	[5,6]	1.18% [6]	1.24%	1.38%	[7]	1.41%	[8]	1.44%

Total expenses after fees waived and paid indirectly	1.16%	[5,6]	1.18% [6]	1.24%	1.38%	[7]	1.41%	[8]	1.44%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.81%	[5,6]	0.84% [6]	0.89%	1.00%	[7]	1.04%	[9]	1.06% [9]

Net investment income	5.92%	[5]	6.29%	6.68%	6.80%		7.89%	[8]	7.99%

Supplemental Data
Net assets, end of period (000)	$763,400		$709,236	$801,887	$829,737		$474,953		$445,824

Borrowings outstanding, end of period (000)	$207,000		$190,000	$295,000	$315,000		$190,000		$145,000

Asset coverage, end of period, per $1,000 of bank borrowings	$4,688		$4,733	$3,719	$3,634		$3,500		$4,075

Portfolio turnover rate	25%		41%	54%	54%		72%		59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return

[5]	Annualized

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[8]	Restated to include income taxes for the consolidated entity.

[9]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	33

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of DSU. The Taxable Subsidiary enables DSU to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for DSU. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Fund. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $3,368,713, which is 0.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to DSU.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of

34	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	35

Notes to Consolidated Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

36	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	37

Notes to Consolidated Financial Statements (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent in invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a

38	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
USAGM HoldCO LLC	$597,009	$591,039	$595,893	$4,854

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	39

Notes to Consolidated Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

40	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Conolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	41

Notes to Consolidated Financial Statements (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on an annual rate of 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any outstanding debt securities or borrowings used for leverage. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of the accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees: The Fund has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s Common Shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund will compensate BRIL with respect to sales of Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of the fund’s Common Shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Waivers: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended August 31, 2016, the amount waived was $430.

Officers and Directors: Certain officers or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the six months ended August 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities were $271,055,679 and $234,079,931, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 29, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

42	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

As of August 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
No expiration date[1]	$43,165,567
2017	64,528,254
2018	155,847,890
2019	16,301,990

Total	$279,843,701

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,011,008,122
Gross unrealized appreciation	21,862,651
Gross unrealized depreciation	(54,103,845)

Net unrealized depreciation	$(32,241,194)

9. Bank Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $377,000,000. Prior to August 31, 2016, the maximum commitment amount for DSU was $405,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund paid a facility fee and may pay a commitment fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2016, the average amount of bank borrowings and the daily weighted average interest rates for the Fund under the revolving credit agreements was $183,597,826 and 1.2% respectively.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	43

Notes to Consolidated Financial Statements (continued)

stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

The Fund filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 16,125,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the six months ended August 31, 2016, and the year ended February 29, 2016, shares issued and outstanding remained constant.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The

44	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Notes to Consolidated Financial Statements (concluded)

holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.02 per share on September 30, 2016 to Common Shareholders of record on September 15, 2016.

Additionally, the Fund declared a net investment income dividend of $0.02 per share on October 03, 2016 payable to Common Shareholders of record on October 14, 2016.

On October 26, 2016, the Board approved the following:

•

An open market share repurchase program that allows the Fund to purchase up to 5% of its outstanding common stock from time to time in open market transactions through November 30, 2017, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts.

•

Effective November 16, 2016, a one-for-three reverse stock split of the Fund’s common stock for common stockholders of record as of the close of business on November 15, 2016. As a result of the reverse stock split, every three shares of the Fund’s outstanding common stock will be converted into one share of common stock.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	45

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objectives, policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement (continued)

similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objectives, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with the Fund’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	47

Disclosure of Investment Advisory Agreement (continued)

data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

48	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred securities (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	49

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Interested Director

John M. Perlowski, Interested Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

50	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for BlackRock Debt Strategies Fund, Inc. There were no broker non-votes with regard to the Fund.

		Votes For	Votes Withheld	Abstain
Approved the Directors as follows:	Michael J. Castellano	131,789,969	39,076,734	0
	Richard E. Cavanagh	131,726,976	39,139,727	0
	Cynthia L. Egan	131,169,741	39,696,962	0
	Frank J. Fabozzi	131,866,195	39,000,508	0
	Jerrold B. Harris	131,460,852	39,405,851	0
	R. Glenn Hubbard	131,537,179	39,329,524	0
	W. Carl Kester	131,670,610	39,196,093	0
	Catherine A. Lynch	131,132,487	39,734,216	0
	Barbara G. Novick	131,135,176	39,731,527	0
	John M. Perlowski	131,811,402	39,055,301	0
	Karen P. Robards	131,809,979	39,056,724	0

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	51

Additional Information (continued)

General Information

DSU’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

In accordance with Section 23(c) of the 1940 Act, notice is hereby given that the Fund may from time to time purchase its common stock in open market transactions.

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

On September 14, 2016, a Schedule 13D (the “Schedule 13D”) was publicly filed for the Fund on behalf of six funds managed by Saba Capital Management, L. P. (collectively, “Saba”). Based on public filings, including the Schedule 13D, to the Fund’s knowledge, Saba beneficially owns approximately 13.78% of the Fund as of the date of this report.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

52	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016

Additional Information (concluded)

Shelf Offering Program

From time to time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On June 20, 2016, the Fund filed a final prospectus with the SEC in connection with its Shelf Offering. This report is not an offer to sell Fund Common Shares or a solicitation to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about the Fund, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Fund carefully and in its entirety before investing. A copy of the final prospectus for the Fund can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2016	53

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2016

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